UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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☑	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.
Commission File No. 1-33169
WIRELESS RONIN TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Wireless Ronin Technologies, Inc.
14700 Martin Drive
Eden Prairie, Minnesota 55344

December 26, 2006

Dear Shareholder:

I am pleased to invite you to attend a special meeting of shareholders of Wireless Ronin Technologies, Inc., to be held at the offices of Briggs and Morgan, P.A., 2200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, on February 2, 2007, at 1:00 p.m. central time. The purposes of the special meeting are to approve our 2006 Equity Incentive Plan, our 2006 Non-Employee Director Stock Option Plan and certain individual compensatory awards. Details regarding the business to be conducted are more fully described in the accompanying notice of meeting and proxy statement. Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. Voting will ensure your representation at the meeting, if you do not attend in person. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Jeffrey C. Mack
Chairman of the Board,
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 2, 2007
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 APPROVAL OF 2006 EQUITY INCENTIVE PLAN
PROPOSAL NO. 2 APPROVAL OF 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
PROPOSAL NO. 3 APPROVAL OF THE ISSUANCE OF WARRANTS TO PURCHASE COMMON STOCK TO CERTAIN MEMBERS OF OUR MANAGEMENT AND A FORMER MEMBER OF OUR BOARD OF DIRECTORS
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
APPENDIX A
APPENDIX B
APPENDIX C
EXHIBIT A
EXHIBIT B

Wireless Ronin Technologies, Inc.
14700 Martin Drive
Eden Prairie, Minnesota 55344

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 2, 2007

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Wireless Ronin Technologies, Inc., a Minnesota corporation, will be held at the offices of Briggs and Morgan, P.A., 2200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, on February 2, 2007, at 1:00 p.m. central time, for the following purposes, as more fully described in the accompanying proxy statement:

1. To consider and vote upon approval of our 2006 Equity Incentive Plan;

2. To consider and vote upon approval of our 2006 Non-Employee Director Stock Option Plan; and

3. To consider and vote upon approval of the issuance of warrants to purchase common stock to certain members of our management and a former member of our board of directors.

Only shareholders of record at the close of business on December 21, 2006, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Stephen E. Jacobs
Executive Vice President and Secretary

Eden Prairie, Minnesota
December 26, 2006

Wireless Ronin Technologies, Inc.
14700 Martin Drive
Eden Prairie, Minnesota 55344

PROXY STATEMENT

FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 2, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished by the board of directors of Wireless Ronin Technologies, Inc. and contains information relating to a special meeting of our shareholders to be held on February 2, 2007, beginning at 1:00 p.m. central time, at the offices of Briggs and Morgan, P.A., 2200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. This proxy statement and accompanying proxy card are being distributed on or about December 29, 2006.

What is the purpose of the special meeting?

At our special meeting, shareholders will vote on the following three items of business:

1. To approve our 2006 Equity Incentive Plan;

2. To approve our 2006 Non-Employee Director Stock Option Plan; and

3. To approve our issuance of warrants to purchase common stock to certain members of our management and a former member of our board of directors.

What are the board’s recommendations?

Our board of directors recommends that you vote:

•	FOR approval of our 2006 Equity Incentive Plan (see Proposal 1);

•	FOR approval of our 2006 Non-Employee Director Stock Option Plan (see Proposal 2); and

•	FOR approval of our issuance of warrants to purchase common stock to certain members of our management and a former member of our board of directors (see Proposal 3).

What shares are entitled to vote?

As of December 21, 2006, the record date for the meeting, we had 8,027,010 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting. You can vote all the shares that you owned on the record date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record.  If your shares are registered directly in your name with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.  If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to December 21, 2006, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. Registration and seating will begin at 12:45 p.m. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our corporate secretary and voting in person the shares to which the proxy relates. Any written notice or later dated proxy should be delivered to Wireless Ronin Technologies, Inc., 14700 Martin Drive, Eden Prairie, Minnesota 55344, Attention: Stephen E. Jacobs, or hand-delivered to Mr. Jacobs before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

For each item to be considered at the meeting, assuming the presence of a quorum, the affirmative vote of the majority of votes cast in person or by proxy on the matter (excluding broker non-votes) will be required for approval. Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not have any effect on the outcome of the vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

For each matter, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each proposal).

Who will count the proxy votes?

Votes will be counted by our transfer agent, Registrar and Transfer Company, which has been appointed to act as the inspector of election for the meeting.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. We have retained Georgeson Shareholder Communications Inc. to act as a proxy solicitor for a fee estimated to be between $8,000 and $12,000. In addition, our directors, officers and regular employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of December 21, 2006, by:

•	each person who is known by us to own beneficially more than 5% of our common stock;

•	each director;

•	each of our executive officers, including each of our named executive officers (as defined herein); and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing percentage ownership of each person, shares of common stock subject to options, warrants, rights, conversion privileges or similar obligations held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of December 21, 2006, are deemed to be beneficially owned by that person. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Except as otherwise indicated in this table, the address of each beneficial owner is 14700 Martin Drive, Eden Prairie, MN 55344. Except as indicated in this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name. Percentage of ownership is based on 8,027,010 shares of our common stock outstanding on December 21, 2006.

	Beneficial Ownership
Name and Address of Beneficial Owner	Shares		Percent

Carl B. Walking Eagle Sr.	1,356,448	(1)	16.9%
Spirit Lake Tribe	1,346,448	(2)	16.8%
Barry W. Butzow	594,502	(3)	7.0%
Stephen E. Jacobs	163,766	(4)	2.0%
Christopher F. Ebbert	140,316	(5)	1.7%
Jeffrey C. Mack	119,019	(6)	1.5%
Dr. William F. Schnell	111,148	(7)	1.4%
Michael J. Hopkins	45,053	(8)	*
John A. Witham	38,888	(9)	*
Scott W. Koller	24,307	(10)	*
Thomas J. Moudry	15,000	(11)	*
Gregory T. Barnum	10,000	(12)	*
Brett A. Shockley	10,000	(12)	*
Brian S. Anderson	8,472	(13)	*
All current executive officers and directors as a group (11 persons)	1,997,364	(14)	23.5%

*	Less than 1%

(1)	Includes 1,346,448 shares owned by Spirit Lake Tribe. Carl B. Walking Eagle Sr. is the Vice Chairman of the Spirit Lake Tribal Council and may be deemed to beneficially own the shares held by Spirit Lake Tribe. Mr. Walking Eagle disclaims beneficial ownership of the shares owned by Spirit Lake Tribe except to the extent of his pecuniary interest in such shares. Includes 10,000 shares issuable upon exercise of options granted under the 2006 Non-Employee Director Stock Option Plan, which is subject to shareholder approval. The address for the shareholder is P.O. Box 359, Main Street, Fort Totten, ND 58335.

(2)	The address for the shareholder is P.O. Box 359, Main Street, Fort Totten, ND 58335.

(3)	Includes 10,000 shares issuable upon exercise of options granted under the 2006 Non-Employee Director Stock Option Plan, which is subject to shareholder approval, 232,770 shares issuable upon exercise of warrants and 169,512 shares issuable upon conversion of bridge debt. The address for the shareholder is 9714 Brassie Circle, Eden Prairie, MN 55437.

(4)	Includes 126,960 shares issuable upon exercise of warrants, 15,000 of which have been granted subject to shareholder approval.

(5)	Includes 92,055 shares issuable upon exercise of warrants, 15,000 of which have been granted subject to shareholder approval.

(6)	Includes 75,353 shares issuable upon exercise of warrants, 21,666 of which have been granted subject to shareholder approval, and 41,666 shares issuable upon exercise of options granted under the 2006 Equity Incentive Plan, which is subject to shareholder approval. Mr. Mack has pledged 2,000 shares as security for a loan.

(7)	Includes 2,083 shares issuable upon exercise of warrants and 80,732 shares beneficially owned by SHAG LLC, which includes 11,109 shares issuable upon exercise of warrants. Dr. Schnell is an owner of SHAG LLC and may be deemed to beneficially own the shares held by SHAG LLC. Dr. Schnell disclaims beneficial ownership of the shares held by SHAG LLC except to the extent of his pecuniary interest in such shares. Includes 10,000 shares issuable upon exercise of options granted under the 2006 Non-Employee Director Stock Option Plan, which is subject to shareholder approval. The address for the shareholder is 1000 East 1st St, Duluth, MN 55805.

(8)	Includes 26,720 shares issuable upon exercise of warrants, 11,111 of which have been granted subject to shareholder approval.

(9)	Represents 22,222 shares issuable upon exercise of warrants granted subject to shareholder approval and 16,666 shares issuable upon exercise of options granted under the 2006 Equity Incentive Plan, which is subject to shareholder approval.

(10)	Includes 22,682 shares issuable upon exercise of warrants, 11,111 of which have been granted subject to shareholder approval.

(11)	Includes 10,000 shares issuable upon exercise of options granted under the 2006 Non-Employee Director Stock Option Plan, which is subject to shareholder approval.

(12)	Represents shares issuable upon exercise of options granted under the 2006 Non-Employee Director Stock Option Plan, which is subject to shareholder approval.

(13)	Represents 6,250 shares issuable upon the exercise of options granted under the 2006 Equity Incentive Plan, which is subject to shareholder approval, and 2,222 shares issuable upon exercise of warrants.

(14)	Includes 354,686 shares issuable upon exercise of warrants beneficially owned by our executive officers and directors, 84,999 of which have been granted subject to shareholder approval, and 114,582 shares issuable upon exercise of options under the 2006 Non-Employee Director Stock Option Plan and the 2006 Equity Incentive Plan, which are subject to shareholder approval. Includes 1,427,180 shares beneficially owned by entities related to two of our directors.

PROPOSAL NO. 1

APPROVAL OF 2006 EQUITY INCENTIVE PLAN

General

By action taken March 30, 2006, the board of directors adopted the 2006 Equity Incentive Plan (the “EIP”), subject to shareholder approval. The board has reserved 1,000,000 shares of common stock for issuance under the EIP. No individual may receive an award to purchase more than 300,000 shares under the EIP in any calendar year. A general description of the EIP is set forth below, but such description is qualified in its entirety by reference to the full text of the EIP, a copy of which is attached to this proxy statement as Appendix A.

Description of the Plan

Purpose.  The purpose of the EIP is to permit the board to develop and implement a variety of stock-based programs based on the changing needs of the company. The board and senior management of the company believe it is in the best interests of the company’s shareholders for officers, employees and certain other persons to own stock in the company and that such ownership will enhance the company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the company to vest in participants a proprietary interest in the success of the company and to provide certain “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code (the “Code”).

Shares Subject to the EIP.  If the EIP is approved, the maximum number of shares issuable pursuant to awards of restricted stock, restricted stock units or stock bonuses will be 1,000,000 shares. If any award lapses, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by us, any such shares will again become available for issuance under the EIP. Shares will not be treated as having been issued under the EIP, and therefore will not reduce the number of shares available for grant to the extent an award is settled in cash or shares are withheld in satisfaction of tax withholding obligations. Appropriate adjustments will be made to the shares reserved under the EIP, to the other numerical limits on awards described in this proposal and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.

Administration.  The EIP is administered by the compensation committee of our board of directors. All awards to participants will be granted by the committee which consists of at least two directors, each of whom is both a “non-employee director” within the meaning of Exchange Act Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Subject to the provisions of the EIP, the committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The committee may, subject to certain limitations required by Section 162(m) and the express language in the EIP that prohibits amending, modifying, extending, canceling or renewing any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The committee may establish rules and policies for administration of the EIP and adopt one or more forms of agreement to evidence awards made under the EIP. The committee interprets the EIP and any agreement used under the EIP, and all determinations of the committee will be final and binding on all persons having an interest in the EIP or any award issued under the EIP.

Eligibility.  Under the EIP, the committee may grant awards to employees and non-employee individual consultants or independent contractors providing services to our company or any present or future parent or subsidiary corporation or other affiliated entity of our company. While the committee may grant ISOs only to employees, the committee may grant Non-ISOs, warrants, restricted stock, restricted stock units, stock appreciation rights, stock awards and performance awards to any eligible participants. As of December 21, 2006, we had 29 employees, including five executive officers, who are eligible to participate in the EIP. Under the EIP, the committee has not granted awards to non-employee service providers and does not currently anticipate any change in that practice.

Individual Limit.  No more than 300,000 shares may be issued to any participant in any calendar year. We have authority to make awards of this magnitude, but have no present intention of doing so.

Stock Options.  The committee may grant Non-ISOs and ISOs within the meaning of Section 422 of the Code, or any combination of these. Each option granted under the EIP must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the EIP. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of our common stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant. On December 21, 2006, the closing price of our common stock on The Nasdaq Capital Market was $5.86 per share.

The EIP provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the committee; or by any combination of these. Nevertheless, the committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the optionee’s surrender of a portion of the option shares to our company.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the committee. The maximum term of any option granted under the EIP is ten years, provided, as noted above, that an ISO granted to a ten percent shareholder must have a term not exceeding five years. Subject to the term of an award, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months. However, if service is terminated for cause, the option will terminate immediately.

ISOs are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Non-ISOs granted under the EIP may be assigned or transferred to the extent permitted by the committee.

Warrants.  The committee may grant warrants pursuant to the EIP. Each warrant granted under the EIP must be evidenced by a written agreement in such form and and including such terms as the committee shall from time to time approve. The exercise price per share of any warrant may not be less than the fair market value of a share of our common stock on the date of grant, except as permitted in connection with the issuance of warrants in a transaction to which Section 424(a) of the Code applies, and any such warrant must not be exercised after the expiration of ten years from the date of grant.

Stock Appreciation Rights.  The committee may grant SARs. The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant. Upon the exercise of any SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the committee’s discretion, it may make payment of a SAR in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. The committee may make payment in a lump sum or it may defer payment in accordance with the terms of the participant’s award agreement. The maximum term of any SAR granted under the EIP is ten years.

Restricted Stock and Restricted Stock Units.  Shares of restricted stock and restricted stock units (“RSUs”) are subject to restrictions as the committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the committee may deem appropriate. The grant or vesting of restricted stock and RSUs may be performance-based or time-based or both. Restricted stock and RSUs may be “qualified performance-based awards,” as recognized under Code Section 162(m) in which event the grant or vesting or both, as applicable, of such restricted stock or RSUs will be conditioned upon the attainment of performance goals. Except as otherwise determined by the committee, upon a participant’s termination of employment (as determined under criteria established by the committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction will be forfeited and reacquired by us, except that the committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs. The minimum restriction period for restricted stock and RSUs is three years, or one year in the case of performance-based awards.

An award may, but need not be, a “qualified performance-based award.” These awards are intended to qualify as performance-based compensation under Section 162(m). These performance measures include, but are not limited to:

•	revenue

•	cash flow

•	earnings per share

•	income before taxes, or earnings before interest, taxes, depreciation and amortization

•	return on equity

•	total shareholder return

•	share price performance

•	return on capital

•	return on assets or net assets

•	income or net income

•	operating income or net operating income

•	operating profit or net operating profit

•	operating margin or profit margin

•	return on operating revenue

•	return on invested capital

•	market segment share

•	product release schedules

•	new product innovation

•	product cost reduction through advanced technology

•	brand recognition/acceptance

•	product ship or sales targets

•	customer segmentation or satisfaction

•	customer account profitability

•	economic value added (or equivalent metric)

These performance measures may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries, can be on an absolute or relative basis and can be measured annually or cumulatively over a time period specified in the award agreement. A “qualified performance-based award” is a grant of restricted stock or RSUs designated as such by the committee at the time of grant based upon a determination that: (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock or RSU award and (2) the committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code. The committee will specify the performance goals to which any “qualified performance-based award” will be subject.

The provisions of restricted stock and RSUs including any applicable performance goals need not be the same with respect to each participant. During the restriction period, the committee may require that any stock certificates evidencing restricted shares be noncertificated or be held by us. Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock or RSU award.

Except as may be provided by the committee, in the event of a participant’s termination of employment or relationship with the company prior to all of his restricted stock becoming vested, or in the event any conditions to the vesting of restricted stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the award, the shares of restricted stock which have not vested shall be forfeited, and the committee may provide that any purchase price paid by the participant be returned to the participant, or a cash payment equal to the restricted stock’s fair market value on the date of forfeiture, if lower, be paid to the participant.

Performance Awards.  The committee may grant performance awards to eligible individuals subject to the terms of the EIP. A performance award (1) may take the form of any of the award types available under the EIP, (2) may be denominated or payable in cash, shares, other securities, other awards or other property, and (3) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals established by the committee. Prior to or at the time of grant, the committee may designate such awards as “qualified performance-based awards,” as described above under “Restricted Stock and Restricted Stock Units,” intended to qualify under Code Section 162(m). The vesting or settlement of such awards will be conditioned upon the attainment of one or more of the performance measures described above.

Stock Bonuses, Dividend Equivalents and Other Stock-Based Awards.  Stock bonuses and other awards that are valued by reference to, or otherwise based upon, our common stock, including without limitation dividend equivalents may also be granted under the EIP, either alone or in conjunction with other awards.

Cash Bonuses.  Cash bonuses may be awarded in connection with an award of restricted stock, RSUs or a stock bonus as performance-based compensation, and, if awarded, will be distributed at the time the recipient recognizes taxable income in connection with the awards.

Transferability of Awards.  Awards are non-transferable other than by will or the laws of descent and distribution. However, in the discretion of the committee, Non-ISOs, warrants and SARs may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. ISOs may be exercised only by the initial holder, a guardian if state law permits, and upon death of the optionee, by his legal representative or beneficiary.

Change in Control.  In the event of a change in control of our company, and provided that an award agreement does not include contrary provisions, awards will become exercisable and nonforfeitable, as follows: any stock options and SARs outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and RSUs will lapse, and such restricted stock and RSUs will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the committee. All restrictions on other awards will similarly lapse and such awards will become free of all restrictions and fully vested. Upon a change in control, the committee may determine that some or all recipients holding outstanding awards will receive, with respect to some or all of such awards, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such awards immediately prior to the effective date of the change in control over the exercise price per share of such awards.

Forfeiture for Financial Reporting Misconduct.  If the company is required to prepare an accounting restatement due to the material noncompliance of the company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the participant knowingly or grossly negligently engaged in the misconduct, or if one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the company the amount of any payment in settlement of an award, and the income realized by a participant in connection with any other stock based award, earned or accrued during the 12 month period following the first public issuance or filing with the SEC (which ever just occurred) of the financial document embodying such financial reporting requirement.

Compliance with Section 409A of the Code.  Notwithstanding anything herein to the contrary, any award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a participant holding such award.

Amendments and Termination.  Our board of directors may amend, alter, suspend, discontinue or terminate the EIP at any time and from time to time, but without the approval of our shareholders, no amendment, alteration, suspension, discontinuation or termination may be made that would (i) increase the number of shares that may be issued under the EIP; (ii) permit granting of options at less than the market price of our stock; (iii) permit the repricing of outstanding options; (iv) amend the maximum shares set forth that may be granted as options, SARs, restricted stock, RSUs, stock bonus or other awards; (v) extend the term of the EIP; (vi) change the class of persons eligible to participate in the EIP; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

Term of the EIP.  The EIP will terminate on the tenth anniversary of the effective date of the EIP, or on any earlier date of discontinuation or termination as determined by our board of directors.

A copy of the EIP, is attached to this proxy statement as Appendix A. The board believes that the EIP will advance the interests of our company and our shareholders by providing incentive to officers, employees and certain other persons to serve our company and facilitating an increase in the proprietary interests of such persons in our company.

Federal Income Tax Consequences

Incentive Stock Options.  Under present law, an optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 15%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the fair market value of the stock when the option was exercised and the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Any recognized ordinary income or gain will not be subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Non-statutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of our company is subject to tax withholding by our company. The applicable withholding rate for income realized upon exercise of non-qualified stock options is 25% for income realized below $1,000,000 and 35% for the excess income over $1,000,000. Unless limited by Section 162(m) of the

Code, our company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as a long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 15% (lower rates may apply depending upon when the shares are acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

Restricted Stock and RSUs.  Restricted stock awards are generally taxed on the later of grant or the expiration of a substantial risk of forfeiture. A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the recipient ceases to provide services to our company. Because the restricted stock grants are subject to a substantial risk of forfeiture, the recipient will not recognize ordinary income at the time the award is granted. Instead the recipient will recognize ordinary income on the earlier of (a) the date the restricted stock is no longer subject to a substantial risk of forfeiture or (b) when the restricted stock becomes transferable. The amount of ordinary income to be recognized is equal to the difference between the amount paid for the restricted stock and the fair market value of the restricted stock on the date the restricted stock is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by the recipient who is an employee will be subject to tax withholding by our company. Unless limited by Section 162(m) of the Code, our company is entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

Dividend Equivalents and Other Awards.  Other types of awards granted under the EIP, whether distributed in stock or cash, will be treated as ordinary income at the time and to the extent the awards vest and restrictions on them lapse. At such time, the recipient will be subject to income tax on such awards at ordinary income rates, as described above under the previous section, unless the recipient has made a Section 83(b) election at the time of the grant. In the year the award is taxable to the participant, we will take a deduction for the amount reported as ordinary income.

The foregoing is only a summary of the general effect of federal income taxation upon the optionee or recipient and our company with respect to the grant and exercise of options and awards under the EIP. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee’s or recipient’s death or the income tax laws of any municipality, state or foreign country in which the optionee’s or recipient’s income or gain may be taxable.

New Plan Benefits

The following table shows the awards that have been granted under the EIP, subject to shareholder approval of the plan, as of December 21, 2006. The interests in Proposal No. 1 of each person who has been a director or executive officer of our company at any time since the beginning of fiscal year 2005 are set forth in the following table and the related footnotes.

2006 Equity Incentive Plan

	Dollar		Number of
Name and Position	Value		Shares

Jeffrey C. Mack		*	166,667	(1)
Chairman of the Board of Directors, President and Chief Executive Officer
Michael J. Hopkins		0	0
Former Executive Vice President
Christopher F. Ebbert		*	—	(1)
Executive Vice President and Chief Technology Officer
Scott W. Koller		*	—	(1)
Senior Vice President, Sales and Marketing
Executive Group		*	233,333	(1)(2)
Non-Executive Director Group		*	—	(1)
Non-Executive Officer Employee Group		*	—	(1)

*	Indeterminable.

(1)	Because future awards under the EIP will be granted in the discretion of the committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

(2)	This entry reflects awards granted, subject to shareholder approval of the EIP, as of December 21, 2006. In particular, this entry reflects a five-year option for the purchase of 166,667 shares of common stock at $4.00 per share held by Mr. Mack (set forth above) and a five-year option for the purchase of 66,666 shares of common stock at $4.00 per share held by John A. Witham, our Executive Vice President and Chief Financial Officer. These options vest 25% on the date of grant and 25% each year of the three-year period thereafter.

Vote Required

The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the EIP. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The board of directors considers the EIP to be in the best interests of our company and our shareholders and recommends that you vote FOR approval of the EIP.

PROPOSAL NO. 2

APPROVAL OF 2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

General

By action taken effective April 15, 2006, the board of directors adopted the 2006 Non-Employee Director Stock Option (the “DSOP”), subject to shareholder approval. A total of 510,000 shares of common stock has been reserved for issuance under the DSOP. Under the DSOP, non-employee members of the board of directors are automatically awarded non-statutory options to purchase shares of common stock. A general description of the

DSOP is set forth below, but such description is qualified in its entirety by reference to the full text of the DSOP, a copy of which is attached to this proxy statement as Appendix B.

Description of the Plan

Purpose.  The purpose of the DSOP is to attract and retain the best available individuals to serve as our directors, to provide additional incentive to our non-employee directors to serve as directors and to encourage continued service by such persons on the board.

Term.  If shareholders approve the DSOP at the special meeting, it will become effective on April 15, 2006. If approved by the shareholders, the DSOP will continue in effect until April 14, 2016; however, the board may determine to terminate the DSOP at an earlier time.

Administration.  The DSOP is administered by the compensation committee of the board of directors. This committee has complete discretion to interpret the DSOP and to make all other decisions relating to the operation of the DSOP. This committee also has the authority to accelerate the vesting of, or extend the duration of, any option granted under the DSOP.

Eligibility.  Individuals who serve as our non-employee directors, including persons who were non-employee directors on February 27, 2006, or who subsequently become non-employee directors, are eligible to participate in the DSOP. As of December 21, 2006, we had five non-employee directors.

Exercise Price.  The exercise price for an option granted under the DSOP may not be less than 100% of the fair market value of the common stock on the option grant date. Upon exercise, the consideration to be paid for the shares to be issued may be paid in cash or in such other form of consideration as the board or compensation committee may determine to be appropriate. On December 21, 2006, the closing price of our common stock on the Nasdaq Capital Market was $5.86 per share.

Change in Control.  Upon a change in control (as defined in the DSOP), an award will become fully exercisable as to all shares subject to such award. Upon a change in control, the committee may determine that some or all optionees holding outstanding options will receive, with respect to some or all of such options, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of the change in control over the exercise price per share of such options.

Amendment.  In general, the board may suspend, amend or terminate the DSOP, or any part thereof, at any time; provided, however, that no suspension, amendment or termination may adversely affect any outstanding award without the consent of the optionee. If any amendment to the DSOP requires shareholder approval for the continued applicability of Rule 16b-3 under the Exchange Act, or for initial or continued listing of our company’s securities upon any exchange or NASDAQ, then such amendment must also be approved by the shareholders.

Anti-Dilution Provisions.  The board of directors will equitably adjust the maximum number of shares of common stock reserved for issuance under the DSOP in the event of stock splits or consolidations, stock dividends or other transactions in which our company receives no consideration.

Automatic Option Grants.  Each person who is a non-employee director, including a person who was a non-employee director on February 27, 2006 or who subsequently becomes a non-employee director whether by election by the shareholders or election by the board to fill a vacancy on the board, will be entitled to a one-time grant of an option to purchase 40,000 shares of common stock. The option will be exercisable as to 10,000 shares on the date of grant and will be exercisable as to an additional 10,000 shares, if the optionee is then a director, on each subsequent date of reelection to the board by the shareholders of the company. No option shall be deemed effective or exercisable unless and until the DSOP is approved by action of the shareholders not later than April 14, 2007. If the DSOP is not so approved, any option granted under the DSOP shall be null and void.

A copy of the DSOP, is attached to this proxy statement as Appendix B. The board believes that the DSOP will advance the interests of our company and our shareholders by providing incentive to non-employee directors to serve on our board and facilitating an increase in the proprietary interests of non-employee directors in our company.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences generally applicable to awards under the DSOP. The grant of an option under the DSOP is not expected to result in any taxable income for the recipient. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and our company will be entitled at that time to a tax deduction in the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held. Generally, there will be no tax consequences to our company in connection with dispositions of shares acquired under an option. This summary does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

New Plan Benefits

The following table shows the awards that have been granted under the DSOP, subject to shareholder approval of the plan, as of December 21, 2006. The interests in Proposal No. 2 of each person who has been a director or executive officer of our company at any time since the beginning of fiscal year 2005 are set forth in the following table and the related footnotes.

2006 Non-Employee Director Stock Option Plan

	Dollar	Number of
Name and Position	Value	Shares

Jeffrey C. Mack	0	0
Chairman of the Board of Directors,
President and Chief Executive Officer
Michael J. Hopkins	0	0
Former Executive Vice President
Christopher F. Ebbert	0	0
Executive Vice President and Chief Technology Officer
Scott W. Koller	0	0
Senior Vice President, Sales and Marketing
Executive Group	0	0
Non-Executive Director Group	*	230,000	(1)
Non-Executive Officer Employee Group	0	0

*	Indeterminable.

(1)	Reflects awards granted, subject to shareholder approval of the DSOP, as of December 21, 2006. In particular, this entry reflects (a) five-year options for the purchase of 40,000 shares of common stock at $4.00 per share held by each of Messrs. Barnum, Moudry, Schnell, Shockley and Walking Eagle (current directors) and (b) five-year options for the purchase of 10,000 shares of common stock at $4.00 per share held by each of Messrs. Butzow and Frank and Ms. Haugerud (because these persons are former directors, the vesting of their original options for 40,000 shares ceased at 10,000 shares). These options vest 25% on the date of grant and 25% on each subsequent reelection to the board thereafter. Because future awards under the DSOP will be made to persons who become non-employee directors in the future, the number of such awards cannot be determined at this time.

Vote Required

The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the DSOP. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The board of directors considers the DSOP to be in the best interests of our company and our shareholders and recommends that you vote FOR approval of the DSOP.

PROPOSAL NO. 3

APPROVAL OF THE ISSUANCE OF WARRANTS TO PURCHASE COMMON STOCK
TO CERTAIN MEMBERS OF OUR MANAGEMENT AND A FORMER
MEMBER OF OUR BOARD OF DIRECTORS

General

On February 27, 2006, our board of directors approved, subject to shareholder approval, the issuance of warrants to purchase shares of our common stock to certain members of our management and a former director for services provided by such individuals through such date. A description of the warrant grants is set forth below, but such description is qualified in its entirety by reference to the form of warrant agreement, a copy of which appears at Appendix C to this proxy statement.

Description of Warrant Grants

The following is a description of the material terms and conditions of the warrant grants, each of which would vest in full upon shareholder approval:

	Number of Shares
Name and Position	Underlying Warrants	Exercise Price	Expiration Date

Jeffrey C. Mack(1)	21,666	$9.00	March 31, 2011
Christopher F. Ebbert(2)	15,000	$9.00	March 31, 2011
Stephen E. Jacobs(3)	15,000	$9.00	March 31, 2011
John A. Witham(4)	22,222	$9.00	January 18, 2011
Scott W. Koller(5)	11,111	$9.00	March 24, 2011
Michael Hopkins(6)	11,111	$9.00	March 24, 2011

(1)	Mr. Mack is Chairman of the Board, President and Chief Executive Officer of our company.

(2)	Mr. Ebbert is our Executive Vice President and Chief Technology Officer.

(3)	Mr. Jacobs is our Executive Vice President and Secretary.

(4)	Mr. Witham is our Executive Vice President and Chief Financial Officer.

(5)	Mr. Koller is our Senior Vice President, Sales and Marketing.

(6)	Mr. Hopkins is a former director, a former Executive Vice President and a current employee.

On December 21, 2006, the closing price of our common stock on the Nasdaq Capital Market was $5.86 per share. The interests in Proposal No. 3 of each person who has been a director or executive officer of our company at any time since the beginning of the fiscal year 2005 are set forth in the foregoing table.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences generally applicable to the issuance of the warrants. For federal income tax purposes, the warrant is treated as a non-statutory stock option. The grant of these warrants is not expected to result in any taxable income for the recipient. Upon exercising the warrant, the warrant holder must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and our company will be entitled at that time to a tax deduction in the same amount. The tax consequences to a warrant holder upon a disposition of shares acquired through the exercise of a warrant will depend on how long the shares have been held. Generally, there will be no tax consequences to our company in connection with dispositions of shares acquired pursuant to the exercise of a warrant. This summary does not discuss the income tax laws of any state or foreign country in which a warrant holder may reside.

Vote Required

The affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the warrant grants. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The board of directors considers these warrant grants to be in the best interests of our company and our shareholders and recommends that you vote FOR approval of these warrant grants.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of the end of fiscal year 2005 with respect to compensation plans under which our equity securities are authorized for issuance.

				Number of Securities
				Remaining Available
				for Future Issuance
	Number of Securities		Weighted-Average	Under Equity
	to be Issued Upon		Exercise Price of	Compensation
	Exercise of		Outstanding	Plans (Excluding
	Outstanding Options,		Options, Warrants	Securities Reflected in
	Warrants and Rights		and Rights	Column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	0		$ N/A	N/A
Equity compensation plans not approved by security holders	266,533	(1)	$5.18	N/A

Total	266,533		$5.18	N/A

(1)	Represents: (a) 5,555 shares of common stock underlying a five-year warrant exercisable at $0.45 per share issued to an executive officer, which warrant expires on November 18, 2007; (b) 555 shares of common stock underlying a five-year warrant exercisable at $0.45 per share issued to a non-executive officer employee, which warrant expires on January 27, 2008; (c) 13,888 shares of common stock underlying a five-year warrant exercisable at $0.09 per share issued to an executive officer, which warrant expires on January 1, 2009; (d) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on February 1, 2009; (e) 13,888 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on April 29, 2009; (f) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on May 1, 2009; (g) 222 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on July 12, 2009; (h) 35,354 shares of common stock underlying five-year warrants exercisable at $2.25 share issued to an executive officer, which warrants expire on July 12, 2009; (i) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 share issued to an executive officer, which warrant expires on August 1, 2009; (j) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on November 1, 2009; (k) 14,276 shares of common stock underlying five-year warrants exercisable at $2.25 per share issued to executive officers, which warrants expire on January 26, 2010; (l) 27,777 shares of common stock underlying a five-year warrant exercisable at $0.09 per share issued to an executive officer, which warrant expires on January 26, 2010; (m) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on February 1, 2010; (n) 222 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to non-executive officer employees, which warrants expire on February 18, 2010; (o) 277 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on February 23, 2010; (p) 1,666 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on April 9, 2010; (q) 833 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to a non-executive officer employee, which warrant expires on

April 18, 2010; (r) 13,888 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on April 29, 2010; (s) 3,333 shares of common stock underlying a five-year warrant exercisable at $6.75 per share issued to an executive officer, which warrant expires on May 1, 2010; (t) 8,888 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to executive officers, which warrants expire on August 4, 2010; (u) 388 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on August 9, 2010; (v) 31,666 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to executive officers, which warrants expire on September 2, 2010; (w) 27,776 shares of common stock underlying five-year warrants exercisable at $6.75 per share issued to an executive officer, which warrants expire on September 3, 2010; (x) 2,777 shares of common stock underlying a five-year warrant exercisable at $11.25 per share issued to an executive officer, which warrant expires on October 10, 2010; (y) 1,666 shares of common stock underlying a five-year warrant exercisable at $11.25 per share issued to a non-executive officer employee, which warrant expires on November 8, 2010; (z) 1,481 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on December 13, 2010; (aa) 27,920 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 16, 2010; (bb) 111 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to a non-executive officer employee, which warrant expires on December 20, 2010; (cc) 3,333 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 28, 2010; (dd) 6,944 shares of common stock underlying a five-year warrant exercisable at $9.00 per share issued to an executive officer, which warrant expires on December 30, 2010; and (ee) 5,184 shares of common stock underlying five-year warrants exercisable at $9.00 per share issued to non-executive officer employees, which warrants expire on December 30, 2010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for our Chief Executive Officer and each of our three other most highly compensated executive officers, who are referred to as the named executive officers, information concerning annual and long-term compensation earned for services in all capacities during the fiscal year ended December 31, 2005.

					Long-Term
					Compensation
					Awards
	Annual Compensation				Securities
			Other Annual		Underlying	All Other
Name and Principal Position	Salary ($)	Bonus ($)	Compensation ($)		Options (#)(1)	Compensation ($)

Jeffrey C. Mack	139,766	38,500	—		40,000	—
Chairman of the Board of Directors, President and Chief Executive Officer
Michael J. Hopkins	105,692	6,000	—		6,667	—
Former Executive Vice President
Christopher F. Ebbert	129,615	12,000	—		48,530	—
Executive Vice President and Chief Technology Officer
Scott W. Koller	114,231	6,000	7,661	(2)	8,334	—
Senior Vice President Sales and Marketing

(1)	Represents the number of shares of common stock underlying warrants granted.

(2)	Represents sales commissions paid to Mr. Koller.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning warrants granted to the named executive officers during the fiscal year ended December 31, 2005.

	Individual Grants
		Percent of Total	Exercise
	Number of Securities	Options Granted	or Base
	Underlying Options	to Employees in	Price
Name	Granted (#)(1)	Fiscal Year	($/Share)		Expiration Date

Jeffrey C. Mack	18,333	7.42%	6.75		9/2/2010
	21,667	8.77%	13.50	(2)	3/31/2011
Michael J. Hopkins	6,667	2.70%	2.25		1/26/2010
	6,944	2.81%	9.00		12/30/2010
Christopher F. Ebbert	3,889	1.57%	2.25		1/26/2010
	1,864	0.75%	9.00		4/22/2010
	13,889	5.62%	6.75		9/3/2010
	13,889	5.62%	6.75		9/3/2010
	15,000	6.07%	13.50	(2)	3/31/2011
Scott W. Koller	5,556	2.25%	6.75		8/4/2010
	2,778	1.12%	11.25		10/10/2010

(1)	Each of the warrants granted in 2005 have a term of five years and, except for the warrant grants to Mr. Mack and Mr. Ebbert to purchase 21,667 shares and 15,000 shares, respectively, which were granted subject to shareholder approval, are immediately exercisable.

(2)	In February 2006, our board of directors determined that $9.00 more properly reflected the market value of our common stock and approved a repricing, from $13.50 per share to $9.00 per share, of these warrants. The repricing was effected to provide ongoing incentives to the named executive officers, the other executive officers, our directors, our strategic partner, the Marshall Group, and Michael Frank, a former director. Our current policy is to not reprice derivative securities.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table sets forth certain information concerning unexercised warrants held by the named executive officers as of December 31, 2005. No warrants were exercised by the named executive officers during the fiscal year ended December 31, 2005.

	Number of Securities
	Underlying Unexercised		Value of Unexercised
	Options at		In-the-Money Options
	Fiscal Year-End (#)(1)		at Fiscal Year-End ($)(2)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Jeffrey C. Mack	53,689	21,667	$61,872	—
Michael J. Hopkins	16,167	0	$21,338	—
Christopher F. Ebbert	77,061	15,000	$169,722	—
Scott W. Koller	11,573	0	—	—

(1)	Represents shares of common stock issuable upon exercise of outstanding warrants.

(2)	There was no public trading market for our common stock as of December 31, 2005. Accordingly, the value of the unexercised in-the-money warrants listed above have been calculated on the basis of our initial public offering price of $4.00 per share, less the applicable exercise price per share, multiplied by the number of shares underlying the warrants.

Executive Employment Agreements

We entered into Executive Employment Agreements with our current officers, Messrs. Mack, Witham, Jacobs, Ebbert and Koller, effective as of April 1, 2006. We also entered into an Amended and Restated Executive Employment Agreement with Mr. Anderson, effective as of December 13, 2006. Except for our agreement with Mr. Jacobs, the agreements are all for an initial term ending April 1, 2008, and will be automatically extended for successive one year periods unless either we or the officer elects not to extend employment. Mr. Jacobs’ employment is for a period of one year. The annual base salary payable under these agreements may be increased, but not decreased, in the sole discretion of our board. The initial annual base salaries are: Mr. Mack — $172,000; Mr. Witham — $137,000; Mr. Jacobs — $132,000; Mr. Ebbert — $152,000; Mr. Koller — $137,000; and Mr. Anderson — $137,000. Messrs. Mack and Jacobs are entitled to one-time cash bonuses as a consequence of the completion of our initial public offering, in the following amounts: Mr. Mack — $25,000; and Mr. Jacobs — $15,000. Messrs. Witham and Ebbert received one-time cash bonuses upon the completion of our initial public offering in the amount of $20,000 each. Mr. Anderson is entitled to receive a performance-based cash award in 2007 of up to $25,000, based upon reaching agreed-upon goals and objectives. These agreements prohibit each officer from competing with us during his employment and for a period of time thereafter, two years for Mr. Mack and one year for each other officer. If we terminate the officer’s employment without cause, the officer is entitled to receive a severance payment based on his base salary. For Mr. Mack, this payment is 2 times his base salary, for Mr. Witham, this payment is 1.5 times his base salary, and for Mr. Anderson, this payment is equal to his annual base salary. For each other officer, the payment is equal to his base salary. In addition, in a termination without cause, Mr. Koller is entitled to a payment equal to his earned commission, and each other officer is entitled to a payment equal to the performance bonus paid in the prior year, if any, except that Mr. Witham would be entitled to 1.5 times the bonus earned for the prior year. If there has been a change of control in our company and the officer’s employment is involuntarily terminated or the officer leaves for good reason within 12 months following the change of control, we would pay the officer the severance payments described above, except that Mr. Witham’s severance payment would be 2 times his base salary and 2 times the bonus earned for the prior year.

2006 Equity Incentive Plan

By action taken effective March 30, 2006, our board adopted the 2006 Equity Incentive Plan, which is subject to approval by our shareholders, pursuant to Proposal No. 1 above. Participants in the plan may include our employees, officers, directors, consultants, or independent contractors who our compensation committee determines shall receive awards under the plan. The plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, the grant of options that do not qualify as incentive stock options, restricted stock, restricted stock units, stock bonuses, cash bonuses, stock appreciation rights, performance awards, dividend equivalents, warrants and other equity based awards. The number of shares of common stock reserved for issuance under the plan is 1,000,000 shares. The plan expires on March 30, 2016.

The plan is administered by a committee appointed by our board of directors. The compensation committee of our board of directors serves as the committee. The committee has the sole authority to determine which of the eligible individuals shall be granted awards, authorize the grant and terms of awards, to adopt, amend and rescind such rules and regulations as may be advisable in the administration of the plan, construe and interpret the plan and to make all determinations deemed necessary or advisable for the administration of the plan.

Incentive options may be granted only to our officers and other employees or our corporate affiliates. Non-statutory options may be granted to employees, consultants, directors or independent contractors who the committee determines shall receive awards under the plan. We will not grant non-statutory options under the 2006 Equity Incentive Plan with an exercise price of less than 100% of the fair market value of the Company’s common stock on the date of grant.

Generally, awards are non-transferable except by will or the laws of descent and distribution, however, the committee may in its discretion permit the transfer of certain awards to immediate family members or trusts for the benefit of immediate family members. If the employment of a participant is terminated by the company for cause, then the committee shall have the right to cancel any awards granted to the participant whether or not vested under the plan.

In March 2006, the board approved, subject to shareholder approval of our plan, a grant to Mr. Mack of options to purchase 166,667 shares of our common stock and a grant to Mr. Witham of options to purchase 66,666 shares of our common stock. These options are exercisable at the initial public offering price, and vest 25% on the date of grant and 25% each year of the three-year period thereafter. No other awards has been made under the plan as of December 21, 2006.

2006 Non-Employee Director Stock Option Plan

By action taken effective April 15, 2006, our board adopted the 2006 Non-Employee Director Stock Option Plan, which is subject to approval by our shareholders pursuant to Proposal No. 2 above. This plan provides for the grant of options to members of our Board of Directors who are not employees of our company or its subsidiaries. This plan will be effective if approved by our shareholders by April 14, 2007. Our non-employee directors have been granted awards under the 2006 Non-Employee Director Stock Option Plan which are exercisable only if the plan is approved by our shareholders. Under the plan, non-employee directors as of February 27, 2006 and each non-employee director thereafter elected to the board is automatically entitled to a grant of an option for the purchase of 40,000 shares of common stock, 10,000 of which vest and become exercisable on the date of grant (if the plan is approved by our shareholders), and additional increments of 10,000 shares become exercisable and vest upon each director’s reelection to the board. The plan will be administered by the compensation committee of our board. The committee is authorized to interpret the plan, amend and modify rules and regulations relating to the plan and amend the plan unless amendment is required to be approved by our shareholders pursuant to rules of any stock exchange or The Nasdaq Capital Market.

The number of shares reserved and available for awards under the 2006 Non-Employee Director Stock Option Plan is 510,000 shares. Options are required to be granted at fair market value. Subject to shareholder approval, outstanding options granted to our current and former directors under the 2006 Non-Employee Director Stock Option Plan, as of December 21, 2006, are as follows:

Michael Frank	10,000 shares
Carl B. Walking Eagle Sr	40,000 shares
Barry W. Butzow	10,000 shares
Gregory T. Barnum	40,000 shares
Thomas J. Moudry	40,000 shares
Brett A. Shockley	40,000 shares
William F. Schnell	40,000 shares
Susan K. Haugerud	10,000 shares

Mr. Frank, Mr. Butzow and Ms. Haugerud have resigned from the board since receiving a grant of options, but would be entitled to exercise such options for 10,000 shares each if the plan is approved on or before April 14, 2007. Options have been granted at an exercise price equal to our initial public offering price.

NON-EMPLOYEE DIRECTOR COMPENSATION

As described above, subject to approval of our 2006 Non-Employee Director Stock Option Plan by our shareholders, our board of directors has authorized us to grant non-qualified stock options to each non-employee director for the purchase of 40,000 shares of our common stock at an exercise price equal to the per share price in our initial public offering. Each non-employee director option would vest at the rate of 10,000 shares effective February 27, 2006 for incumbent directors or upon election to the board for new directors, and 10,000 shares upon reelection to the board each year thereafter.

SHAREHOLDER PROPOSALS FOR
2007 ANNUAL MEETING

We have yet to schedule the date of our 2007 annual meeting of shareholders, which will represent our first annual meeting as a public company. If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2007 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Wireless Ronin Technologies, Inc., 14700 Martin Drive, Eden Prairie, Minnesota 55344, Attention: Stephen E. Jacobs, Executive Vice President and Secretary, a reasonable time before we begin to print and mail proxy materials for such meeting. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the 2007 annual meeting of shareholders less than a reasonable time before we mail proxy materials for such meeting, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our bylaws provide that in order for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, the shareholder must generally notify us in writing at our principal address not later than 90 days in advance of such meeting. A copy of our bylaws may be obtained from Stephen E. Jacobs, Executive Vice President and Secretary, by written request to our principal address.

Sincerely,

WIRELESS RONIN TECHNOLOGIES, INC.

Jeffrey C. Mack
Chairman of the Board,
President and Chief Executive Officer

Eden Prairie, Minnesota
December 26, 2006

APPENDIX A

WIRELESS RONIN TECHNOLOGIES, INC.
2006 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Wireless Ronin Technologies, Inc. 2006 Equity Incentive Plan is to permit the Board of Directors to develop and implement a variety of stock-based programs based on the changing needs of the Company. The Board of Directors and senior management of Wireless Ronin Technologies, Inc. believe it is in the best interest of its shareholders for officers, employees and certain other persons to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company to vest in Participants a proprietary interest in the success of the Company and to provide certain “performance-based compensation” within the meaning of Section l62(m)(4)(C) of the Code.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

(b) “Award” shall mean an Option, SAR, Restricted Stock or Restricted Stock Units, Stock Bonus, Cash Bonus, Performance Awards, Warrant, Dividend Equivalent or other equity-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(d) “Beneficiary” shall mean upon the employee’s death, the employee’s successors, heirs, executors and administrators, as the case may be.

(e) “Board of Directors” or “Board” shall mean the Board of Directors of Wireless Ronin Technologies, Inc.

(f) “Cash Bonus” shall mean an award of a bonus payable in cash pursuant to Section 11 hereof.

(g) “Cause” shall mean: (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) a violation of law, rule, or regulation, act of embezzlement, fraud, dishonesty, breach of fiduciary duty resulting in loss, damage or injury to the Company; (iv) material violation of the Company’s policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

(h) “Change in Control” shall mean the occurrence of any one of the following events:

(1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust)

sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 2(h); or

(2) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(h), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Committee” shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. Each member of the Committee shall be an “independent director” as determined in the Nasdaq Marketplace Rules or the rules or regulations of any exchange on which Company Stock is traded, or any other applicable law or regulation.

(k) “Company” shall mean Wireless Ronin Technologies, Inc. or any successor thereto. References to the Company also shall include the Company’s Affiliates unless the context clearly indicates otherwise.

(l) “Company Stock” or “Stock” shall mean the common stock of the Company.

(m) “Disability” shall mean the existence of a physical or mental condition that qualifies for a benefit under the long-term disability plan sponsored by the Company which applies to the Participant. The existence of a Disability shall be determined by the Committee.

(n) “Dividend Equivalents” means any right granted under Section 13.

(o) “Eligible Person” shall mean any employee, officer, non-employee director or an individual consultant or independent contractor providing services to the Company whom the Committee determines to be an Eligible Person.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” shall mean, with respect to a share of Company Stock on an applicable date:

(1) If the principal market for the Company Stock (the “Market”) is a national securities exchange or The Nasdaq Stock Market, the closing sale price reported on the date of the Award or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotations are made on such date, then on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business or trading days preceding the applicable date; or

(2) In the event that paragraph (1) above does not apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

(r) “Immediate Family Members” shall mean a Participant’s spouse, child(ren) and grandchild(ren).

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(t) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option that is granted by the Committee pursuant to Section 6 hereof.

(v) “Participant” shall mean an Eligible Person who receives or is designated to be granted one or more Awards under the Plan.

(w) “Performance Award” shall mean a right granted to an Eligible Person pursuant to Section 12 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals (each a “Performance Measure”). A Performance Award shall be evidenced by an agreement, the “Performance Award Agreement,” executed by the Participant and the Committee.

(x) “Performance Measures” shall mean any one or more of the following performance measures or criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award within the time period prescribed by Section 162(m) of the Code and related regulations: (i) revenue; (ii) cash flow, (iii) earnings per share, (iv) income before taxes, or earnings before interest, taxes, depreciation and amortization, (v) return on equity, (vi) total shareholder return, (vii) share price performance, (viii) return on capital, (ix) return on assets or net assets, (x) income or net income, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) operating margin or profit margin, (xiv) return on operating revenue, (xv) return on invested capital, (xvi) market segment share, (xvii) product release schedules, (xviii) new product innovation, (xix) product cost reduction through advanced technology, (xx) brand recognition/acceptance, (xxi) product ship or sales targets, (xxii) customer segmentation or satisfaction; (xxiii) customer account profitability; or (xxiv) economic value added (or equivalent metric).

(y) “Person” shall mean a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

(z) “Plan” shall mean this Wireless Ronin Technologies, Inc. 2006 Incentive Plan, as it may be amended from time to time.

(aa) “Restricted Stock” shall mean an award of Company Stock, the grant, issuance, retention and/or vesting of which is subject to such restrictions, conditions and terms as are provided in an Award Agreement.

(bb) “Restricted Stock Award” shall mean an award of Stock granted to an Eligible Person pursuant to Section 9 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 9.

(cc) “Restricted Stock Unit” shall mean any award of the right to received Restricted Stock or a cash payment equal to the fair market value of such Company Stock upon the occurrence of some future event, such as the termination of employment, under the terms set forth in an Award Agreement.

(dd) “SAR” or “Stock Appreciation Right” shall mean the right to receive in whole or in part in cash or whole shares of common stock, the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ff) “Stock Bonus” shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 10 hereof.

(gg) “Subsidiary” shall mean a company (whether a Company, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more, and shall have the same meaning as the term “Subsidiary Company” as defined in Section 424(f) of the Code.

(hh) “Vesting Date” shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or other Award, or the date upon which the restriction on a Restricted Stock or Restricted Stock Units grant shall lapse.

(ii) “Warrant” shall mean any right granted under Section 8 of the Plan.

3.  Stock Subject to the Plan

(a) Plan Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee may grant Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 1,000,000 shares. The grant of an Award shall not reduce the number of shares of Company Stock with respect to which Awards may be granted pursuant to the Plan, except to the extent shares of common stock are issuable pursuant thereto. Shares subject to Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

(1) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Options, such shares shall again be available for grant under the Plan;

(2) To the extent that any Warrants, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Warrants, such shares shall again be available for grant under the Plan;

(i) To the extent any shares of Restricted Stock or Restricted Stock Units or any shares of Company Stock granted as a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grant under the Plan; or

(ii) To the extent any shares are issued upon the exercise of an Award by the surrender or tender of Previously Acquired Shares, surrendered or tendered shares shall be available for grant under the Plan.

Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

The maximum number of shares of Company Stock that may be issued in the form of Restricted Stock, Stock Bonuses or Restricted Stock Units, is an aggregate of one million (1,000,000) shares.

(b) Individual Limit.

Subject to adjustment as provided in Section 15 hereof, the Committee shall not in any calendar year grant Awards hereunder to any individual Participant with respect to more than 300,000 shares of Company Stock, which limit shall include any shares represented by an Award that has been cancelled. Such Awards may be made up entirely of any one type of Award or any combination of types of Awards available under the Plan, in the Committee’s sole discretion.

4.	Administration of the Plan

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(1) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(2) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards;

(3) to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(4) to establish or verify the extent of satisfaction of any Performance Measures or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(5) to prescribe and amend the terms of agreements or other documents evidencing Awards made under the Plan (which need not be identical);

(6) to determine whether, and the extent to which, adjustments are required pursuant to Section 15;

(7) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(8) without amending the Plan, to grant Awards to Eligible Persons who are foreign nationals performing services for the Company outside of the United States, if any on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may adopt, ratify or make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees; and

(9) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Company intends that the most substantial number of Awards granted under the Plan to Eligible Persons whom the Committee believes will be “covered employees” under Section 162(m)(3) of the Code will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) The Committee’s determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

(c) All decisions, determinations and interpretations by the Committee regarding the Plan shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

(d) The Committee may, without amendment to the Plan, (i) accelerate the date on which any Option, SAR, Performance Award, Warrant or Stock Bonus granted under the Plan becomes exercisable, or otherwise adjust any of the terms of an Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Award from constituting “applicable employee remuneration” within the meaning of Section 162(m) of the Code), (ii) subject to Section 9(a), waive any condition of an Award, or otherwise adjust any of the terms of such Award; provided, however, that (A) other than in connection with a change in the Company’s capitalization as described in Section 15, the exercise price of any Option, SAR or other form of Award may not be reduced without approval of the Company’s shareholders; and (B) the amount payable to a covered employee with respect to a qualified performance-based Award may not be adjusted upwards and the Committee may not waive or alter Performance Measures associated with an Award in a manner that would violate Section 162(m) of the Code; or (iii) as to any Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of a performance period, the Committee may revise the Performance Measures and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, any subsidiary, division, Affiliate or joint venture of the Company and which, in the judgment of the Committee, make the application of the Performance Measures unfair to the Company or a Participant unless a revision is made. Notwithstanding the forgoing provisions of this Section 4(d), neither the Committee nor the Board may, except for adjustments pursuant to Section 15, or as a result of a Change in Control, materially amend a Restricted Stock or Restricted Stock Unit Award, including an acceleration or waiver of a restriction thereof.

(e) The Committee may determine whether an authorized leave of absence, change in status, or absence in military or government service, shall constitute termination of employment, subject to applicable law.

(f) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligible Persons

The persons who shall be eligible to receive Awards pursuant to the Plan shall be those Eligible Persons defined in Section 2(o) who are designated by the Committee.

6.	Options

The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Options shall comply with and be subject to the following terms and conditions:

(a) Identification of Options.

Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

(b) Exercise Price.

The exercise price-per-share of any Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Options.

(1) Except as provided in the Plan or in an Award Agreement, each Option shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Stock Option shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

(3) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Option in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

(5) The Committee may at its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

(d) Limitations on Grant of Incentive Stock Options.

(1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company (and any plans of any “Subsidiary Company” or “Parent Company” of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

(2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its “Subsidiary Companies” (within the meaning of Section 424 of the

Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7.	Stock Appreciation Rights (SARs)

The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

(a) Exercise Price.

The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR, which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such SAR is granted.

(b) Benefit Upon Exercise.

(1) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the SAR. Payment may be made in whole or in part in cash, whole shares of the Company’s common stock, or a combination of cash and stock.

(2) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

(c) Term and Exercise of SARs.

(1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years from the date such SAR was granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(2) Each SAR, may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b)(1) or 7(b)(2) hereof.

(3) A SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the SAR shall be returned to him.

(4) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

8.	Warrants

The Committee may grant Warrants pursuant to the Plan. Each Warrant shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Warrants shall comply with and be subject to the following terms and conditions:

(a) Identification of Warrants.

Each Warrant granted under the Plan shall be identified as such in the applicable Award Agreement.

(b) Exercise Price.

The exercise price-per-share of any Warrant granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Warrant is granted, except as permitted in connection with the issuance of Warrants in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Warrants.

(1) Except as provided in the Plan or in an Award Agreement, each Warrant shall remain exercisable until the expiration of ten (10) years from the date such Warrant was granted; provided, however, that each Warrant shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(2) Each Warrant shall be exercisable in whole or in part; provided, however, that no partial exercise of an Warrant shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Warrant or the entire portion of the Warrant that is then exercisable. The partial exercise of a Warrant shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Warrant, the Award Agreement evidencing such Warrant shall be returned to the Participant exercising such Warrant together with the delivery of the certificates described in Section 6(c)(4) hereof.

(3) A Warrant shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Warrant in the manner provided in Section 14(j). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Warrant and shall specify the number of shares of Company Stock with respect to which the Warrant is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(4) Certificates for shares of Company Stock purchased upon the exercise of a Warrant shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Warrant is exercised.

(5) The Committee may at its sole discretion on a case-by-case basis, in any applicable agreement evidencing a Warrant, permit a Participant to transfer all or some of the Warrants to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Warrants shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

9.	Restricted Stock or Restricted Stock Units

The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan, and may provide that a portion of a Participant’s compensation may be granted in the form of Restricted Stock or Restricted Stock Units. Each grant of shares of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock or Restricted Stock Units shall comply with and be subject to the following terms and conditions:

(a) Issue Date and Vesting Date; Minimum Restriction Period.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee shall establish the date of issuance and vesting with respect to such shares or Awards. In the case of Restricted Stock Units, no shares of Company Stock shall be issued when the Award is granted, but rather upon the lapse of restrictions and the restricted period, at which time, shares of Company Stock or other cash or property shall be issued to the Participant holding the Restricted Stock Units. The restriction period for an Award of Restricted Stock and Restricted Stock Units shall not be less than three (3) years, except that a restriction period of at least one (1) year is permitted if the Award is performance based.

(b) Conditions to Vesting.

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions and conditions, not inconsistent with the provisions hereof, to the vesting of such shares or units, as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock or Restricted Stock Units, that the Participant or the Company achieve such Performance Measures including, but not limited to the period of active service as the Committee may specify at the time of the grant.

(c) Restrictions on Transfer Prior to Vesting.

Prior to the vesting of Restricted Stock or Restricted Stock Units, no transfer of a Participant’s rights with respect to such shares or units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such shares or units, but immediately upon any attempt to transfer such rights, such shares or units, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d) Certificates.

Restricted Stock issued prior to the Vesting Date may be certificated or uncertificated, as determined by the Committee.

(1) Except as otherwise provided in this Section 9 hereof, reasonably promptly after the date identified in the Award Agreement for issuance of certificated shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Wireless Ronin Technologies, Inc. 2006 Equity Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Wireless Ronin Technologies, Inc. A copy of the Plan and Award Agreement is on file in the office of the Secretary of Wireless Ronin Technologies, Inc., 14700 Martin Drive, Eden Prairie, MN 55344.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms of the Award Agreement.

(2) Each certificate issued pursuant to Section 9(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

(e) Consequences Upon Vesting.

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares (whether certificated or uncertificated) were granted, a certificate evidencing such share, free of the legend set forth in Section 9(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 9(d) hereof.

(f) Failure to Vest.

Except as may be provided by the Committee, in the event of a Participant’s termination of employment or relationship with the Company prior to all of his Restricted Stock becoming vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to the deadline for the satisfaction of such conditions as set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the Participant be returned to the Participant or (ii) a cash payment equal to the Restricted Stock’s Fair Market Value on the date of forfeiture, if lower be paid to the Participant.

(g) Voting Rights and Dividends.

The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her. Any dividends authorized by the Company to be paid to the Participant during the period the restriction is enforced, will be subject to the same restrictions as the underlying shares upon which the dividend is declared.

10.	Stock Bonuses

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time, subject to the limit set forth in Section 3 hereof. A Stock Bonus shall be in lieu of all or a portion of a Participant’s salary or bonus and shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such Performance Measures as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

11.	Cash Bonuses

The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock, Restricted Stock Units, Stock Bonus, Warrants or Non-Qualified Stock Options or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock, Restricted Stock Units, Non-Qualified Stock Options, Warrants or Stock Bonuses, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Restricted Stock Units or Stock Bonus on such date on the limits set forth in Section 3(b). A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus. Notwithstanding anything contained herein to the contrary, a Cash Bonus is intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, and no payment shall be made under any such Cash Bonus until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

12.	Performance Awards

The Committee may grant Performance Awards which may be earned based upon achievement of Performance Measures. With respect to each such award, the Committee shall establish a performance period over which achievement of Performance Measures shall be determined and performance measures to be met or exceeded. Such standards shall be established at the time of such award and set forth in the Award Agreement.

(a) Performance Awards.

Each Performance Award shall have a maximum value established by the Committee at the time of such award.

(b) Performance Measures.

Performance Awards shall be awarded to an Eligible Person contingent upon future performance of the Company and/or the Company’s subsidiary, division or department in which such person is employed over the performance period. The Committee shall establish the Performance Measures applicable to such performance.

(c) Award Criteria.

In determining the value of Performance Awards, the Committee shall take into account an eligible person’s responsibility level, performance, potential, cash compensation level, unexercised Options, other incentive awards and such other considerations as it deems appropriate. Notwithstanding the preceding sentence, to the extent necessary for a Performance Award payable in cash to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum amount that may be paid under all such Performance Awards to any one person during any calendar year shall be $1,500,000.

(d) Payment.

Following the end of each performance period, the Participant holding each Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares of common stock or a combination thereof, all at the discretion of the Committee. Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the Committee for such purpose in the Award Agreement. Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

(e) Other Terms and Conditions.

When a Performance Award is payable in installments in common stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Participant representing shares of common stock which would have been issuable to the Participant if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Participant, and during the period until such installment becomes due such Participant shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such common stock and all other shareholder rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Participant shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Company shall retain custody of any stock certificates until such time and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or dispose of such common stock until such time. A distribution with respect to shares of common stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made, unless otherwise determined by the Committee.

(f) Performance Award Agreements.

Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

13.	Dividend Equivalents and Other Equity-Based Awards

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion may determine, subject to the provisions of the Plan. Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

14.  Other Provisions Applicable to Awards.

(a) Change in Control.

(1) Acceleration of vesting.

Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Options, Stock Appreciation Rights and Warrants outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Units shall lapse, and such Restricted Stock or Restricted Stock Units shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or shares, as determined by the Committee, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

(2) Cash Payment for Options.

If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Award Agreement issued at the time of the grant or at any time after the grant of an Award, and without the consent of any Participant affected thereby, may determine that:

(i) some or all Participants holding outstanding Awards will receive, with respect to some or all of the shares of Company Stock subject to such Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Awards; and

(ii) with respect to any granted and outstanding Award, the Fair Market Value of the shares of Company Stock underlying such Award is less than or equal to the exercise price per share of such Award as of the effective date of the applicable Change in Control and the Award, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (i) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate as to such shares and the Participants formerly holding such Awards will only have the right to receive such cash payment(s). If the

Committee makes a determination as set forth in subparagraph (ii) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Awards will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Awards on such date, and the Participants formerly holding such Awards will have no further rights with respect to such Awards.

(3) Limitation on Change in Control Payments.

Any limitations on payments made due to a Change in Control shall be set forth in the Award Agreement.

(b) Suspension or Cancellation for Cause.

If the Committee reasonably believes that a Participant has committed an act of misconduct which the Committee determines may constitute Cause, it may suspend the Participant’s right to exercise any rights under an Award pending a determination by the Committee. If the employment of a Participant is terminated by the Company for Cause, then the Committee shall have the right to cancel any Awards granted to the Participant, whether or not vested, under the Plan. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

(c) Right of Recapture.

If at any time within one year after the date on which a Participant exercises rights under an Award, or if income is realized by a Participant in connection with any other stock-based award (each of which events shall be a “realization event”), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (i) results in the Participant’s termination or deemed termination of employment for Cause or (ii) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interest of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

(d) Forfeiture for Financial Reporting Misconduct.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or if one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes — Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award, and the income realized by a Participant in connection with any other stock based award, earned or accrued during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission (which ever just occurred) of the financial document embodying such financial reporting requirement.

(e) Consideration of Awards.

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(f) Awards May Be Granted Separately or Together.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(g) No Limit on Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment, etc.

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. In addition, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise provided in the Plan or in any Award Agreement.

(i) No Fractional Shares.

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of a fractional share, or whether fractional rights shall be cancelled or otherwise eliminated.

(j) Forms of Payment Under Awards.

Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments, in each case in accordance with rules of the Committee.

Except as provided herein, the purchase price of each share of Stock purchased by an Eligible Person or transferee upon the exercise of any Option or other Award requiring payment shall be paid: (i) in United States Dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; (iii) at the discretion of the Committee, by a combination of both (i) and (ii) above; or (iv) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

(k) Limits on Transfer of Awards.

Subject to Sections 6(c), 7(c) and 8(c), no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules promulgated thereunder; provided, however, that, if so determined by the Committee, a Participant may, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Except as otherwise provided in Sections 6(c), 7(c) or 8(c), or any applicable Award Agreement or amendment thereto, each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Any Award which is transferred pursuant to a qualified domestic relations order or as otherwise permitted by the Plan and the applicable Award Agreement shall remain subject to the terms and conditions set forth in the Award Agreement and the Plan. Except as otherwise provided in any applicable Award Agreement or amendment thereto, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(l) Term of Awards.

The term of each Award shall be for such periods as may be determined by the Committee at the time of grant but in no event shall any Award have a term of more than 10 years.

15.	Adjustment Upon Changes in Company Stock

(a) Adjustments.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or other similar corporate transaction or event affecting shares of the Company will result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, Warrant or the availability of any Stock Appreciation Rights, if any, contained in any Award, and any Change in Control or similar provisions of any Award), the Committee shall adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

(b) Outstanding Restricted Stock.

Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, which has passed its issuance date but has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, not involving a Change in Control, shall not vest until such share of Restricted Stock vests in accordance with a Participant’s Award Agreement, and shall be promptly deposited with the custodian designated pursuant to Paragraph 9(d)(2) hereof.

16.	Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Option Warrant or Restricted Stock Unit granted pursuant to the Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 15 hereof, no adjustment to any Option Warrant or Restricted Stock Unit shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.	No Special Employment Rights; No Right to Award

(a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

18.	Securities Matters

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the

Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded.

19.	Compliance with Rule 16b-3

It is intended that the Plan be applied and administered in compliance with Rule l6b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule l6b-3, as determined be the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule l6b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

20.	Tax Matters

(a) Withholding.   To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any issuance, exercise or vesting of an Award, or any disposition of shares of Company Stock. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to a Participant under such Award or by tendering a Participant’s Previously Acquired Shares.

(b) Required Consent to and Notification of Code Section 83(b) Election.   No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).   If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten (10) days thereof.

21.	Amendments

Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a) Amendments to the Plan.

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of Options at less than the market price of Company Stock; (iii) permit the repricing of outstanding Options; (iv) amend the maximum shares set forth that may be granted as Options, Stock Appreciation Rights, Warrants, Restricted Stock or Restricted Stock Units or Stock Bonus to any Participant; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

(b) Correction of Defects, Omissions and Inconsistencies.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

22.	No Obligation to Exercise

The grant to a Participant of an Option, Warrant, SAR, Performance Award or other equity-based Awards shall impose no obligation upon such Participant to exercise such Award.

23.	Transfers Upon Death

No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award.

24.	Expenses and Receipts

The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.

25.	Limitations Imposed By Section 162(m)

Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of a Stock Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

(a) With respect to Options, SARs, Warrants or Restricted Stock Units, the Committee may delay the payment in respect to such Options, SARs, Warrants or Restricted Stock Units until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Warrants or SAR at a time when the Participant is a “covered employee,” and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book-entry account established in the Participant’s name in the financial records of the Company. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

(b) With respect to Restricted Stock or Restricted Stock Units and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock or Restricted Stock Units and Stock Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to a book-entry account established in the Participant’s name in the financial records of the Company a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to such account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m)

of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26.	Compliance with Section 409A of the Code

Notwithstanding anything herein to the contrary, any Award that is deferred compensation within the meaning of Code Section 409A shall be automatically modified and limited to the extent that the Committee determines necessary to avoid the imposition of the additional tax under Code Section 409A(9)(1)(B) on a Participant holding such Award.

27.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or Agreement, unless such failure is remedied by such Participant (or a beneficiary or permitted transferee) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

28.	Effective Date of Plan

This Plan was adopted by the Board of Directors on March 30, 2006, subject to approval by the shareholders of the Company, such approval to occur no later than March 29, 2007. The Plan shall be effective upon such approval (the “Effective Date”).

29.	Term of the Plan

The Plan and the right to grant Awards under the Plan will terminate on the tenth (10th) anniversary of the effective date unless terminated earlier.

30.	Severability of Provisions

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

31.  Applicable Law

Except to the extent preempted by any applicable law, the Plan will be construed and administered in accordance with the laws of the State of Minnesota, without reference to the principles of conflicts of law.

32.  No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

APPENDIX B

WIRELESS RONIN TECHNOLOGIES, INC.
2006 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.	PURPOSE

The purpose of this 2006 Non-Employee Director Stock Option Plan (the “Plan”), adopted by the Board of Directors of Wireless Ronin Technologies, Inc. on April 15, 2006, is to attract and retain the best available individuals to serve as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors and to encourage continued service by such persons on the Board. The Company intends that the options granted hereunder shall not constitute incentive stock options within the meaning of Section 422 of the Code, as amended.

2.	DEFINITIONS

As used herein, the following definitions shall apply:

a. “Act” means the Securities Act of 1933, as amended.

b. “Board” means the Board of Directors of the Company.

c. “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

d. “Committee” means the Committee of the Board appointed by the Board to administer the Plan pursuant to Section 6.

e. “Common Stock” means the Common Stock, $.01 par value per share, of the Company.

f. “Company” means Wireless Ronin Technologies, Inc., a Minnesota corporation.

g. “Continuous Service as a Director” means the absence of any interruption or termination of service as a Director. Continuous Service as a Director shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or Committee.

h. “Director” means a member of the Board who is not an employee of the Company or any of its subsidiaries.

i. “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of fees to a Director shall not be sufficient in and of itself to constitute “employment” by the Company.

j. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

k. “Option” means a stock option granted pursuant to the Plan.

l. “Optioned Stock” means the Common Stock subject to an Option.

m. “Optionee” means an Outside Director who receives an option.

n. “Outside Director” means a Director who is not an Employee.

o. “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

p. “Plan” means this 2006 Non-Employee Director Stock Option Plan.

q. “Share” means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

r. “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

3.	SHARES SUBJECT TO THE PLAN

Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 510,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not become available for future grant under the Plan.

4.	AUTOMATIC GRANTS OF OPTIONS

All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

a. Except as otherwise provided in Section 4(d), each person who is an Outside Director, including a person who was an Outside Director on February 27, 2006 or who subsequently becomes an Outside Director whether by election by the shareholders or election by the Board to fill a vacancy on the Board, shall be entitled to a one time grant of an option to purchase 40,000 shares of common stock.

b. Subject to Section 4(d), the Option shall be exercisable as to 10,000 shares on the date of grant, provided that the Plan is approved by the shareholders of the Company not later than April 14, 2007, and shall be exercisable as to an additional 10,000 shares if Optionee is then a director, on each subsequent date of reelection to the Board of Directors by the shareholders of the Company.

c. This Option shall not be deemed effective or exercisable unless and until the Plan is approved by action of the shareholders of the Company not later than April 14, 2007. If the Plan is not so approved, any Option granted under the Plan shall be null and void.

d. Notwithstanding the provisions of Sections 4(b), (c) and (d) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options to Outside Directors plus Shares previously purchased upon exercise of Options by Outside Directors to exceed 510,000 Shares, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the Company’s shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5.	OPTION TERMS AND CONDITIONS

The terms and conditions of an Option granted hereunder shall be as follows:

a. The term of each Option shall be five (5) years, subject to Sections 12, 13 and 14 hereof.

b. If an Optionee ceases to serve as an Outside Director, the remainder of an Option not then exercisable shall lapse and be forfeited.

c. The Option shall be exercisable only while the Outside Director serves as an Outside Director of the Company, and for a period of twelve (12) months after ceasing to be an Outside Director pursuant to Section 10(b) hereof.

d. The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option, as determined in accordance with Section 9(a) hereof.

e. The effectiveness of any Options granted hereunder is conditioned upon shareholder approval of the Plan in accordance with Rule 16b-3 promulgated under the Exchange Act.

6.	ADMINISTRATION

a. Administration.  Except as otherwise required herein, the Plan shall be administered by the Board or a Committee of the Board.

b. Powers of the Board or Committee.  Subject to the provisions and restrictions of the Plan, the Board or Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 9(a) hereof, the fair market value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan. On a case-by-case basis, the Board or Committee, in its sole discretion, may: (i) accelerate the schedule of the time or times when an Option granted under the Plan may be exercised; and (ii) extend the duration of any Option granted under the Plan.

c. Effect of Board or Committee Decision.  All decisions, determinations and interpretations of the Board or Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

d. Suspension or Termination of Option.  If the Board or Committee reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee’s right to exercise any Option pending a determination by the Board or Committee (excluding the Outside Director accused of such misconduct). If the Board or Committee (excluding the Outside Director accused of such misconduct) determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company’s rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee’s estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board or Committee (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee’s behalf at a hearing before the Board or Committee.

e. Date of Grant of Options.  The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof, notwithstanding the fact that an Optionee may not have entered into an option agreement with the Company on such date. Notice of the grant of an Option shall be given to the Optionee within a reasonable time after the date of such grant.

7.	ELIGIBLE PARTICIPANTS

Options may be granted only to Outside Directors. All options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which a Director or the Company may have to terminate such Director’s directorship at any time.

8.	TERMINATION OF PLAN

This Plan has been adopted by the Board effective April 15, 2006 but shall not be deemed effective unless approved by the shareholders of the Company on or before April 14, 2007. If approved by the shareholders, the Plan shall continue in effect until April 14, 2016.

9.	FAIR MARKET VALUE AND FORM OF CONSIDERATION

a. Fair Market Value.  The fair market value per share shall be determined as follows:

i. if the Common Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Common Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

ii. if the Common Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Common Stock as reported on the Nasdaq Stock Market on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Common Stock;

iii. if the Common Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion on the Nasdaq Stock Market, the fair market value on any given day shall be the average of the closing representative bid and ask prices as reported by the National Quotation Bureau, Inc. or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, then as reported in any publicly available compilation of the bid and asked prices of the Common Stock in any over-the-counter market on which the Common Stock is traded; or

iv. if there exists no public trading market for the Common Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board as of the date of determination nor less than the par value of the Common Stock.

b. Form of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or such other form of consideration as the Board or Committee may determine, in its sole discretion, to be appropriate for payment, including but not limited to other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, or any combination of such methods of payment.

10.	EXERCISE OF OPTIONS

a. Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable at such times as are set forth in Section 5 hereof. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option may be exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 9(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the certificate is issued, except as provided in Section 12 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option was exercised.

b. Termination of Status as a Director.  If an Optionee ceases to serve as a Director, the Optionee may, but only within twelve (12) months after the date the Optionee ceases to be an Outside Director of the Company, exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

c. Death of Optionee.  In the event of the death of an Optionee occurring:

i. during the term of the Option, and provided that the Optionee was at the time of death a Director of the Company and had been in Continuous Service as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Service a Director for twelve (12) months after the date of death; or

ii. within thirty (30) days after the termination of Continuous Service as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Service as a Director.

11.	TRANSFERABILITY OF OPTIONS

The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

The number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which Options have not yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or options or rights to purchase shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

13.	CHANGE IN CONTROL PROVISIONS

a. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested in the fullest extent of the original grant.

b. For purposes of the Plan, a “Change in Control” means the happening of any of the following events:

i. An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of this Section 13(b); or

ii. A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 13(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

iii. Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

iv. The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

c. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an Option issued at the time of the grant or at any time after the grant of an Option, and without the consent of any Optionee affected thereby, may determine that:

i. some or all Optionees holding outstanding Options will receive, with respect to some or all of the shares of Company Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options; and

ii. with respect to any granted and outstanding Option, the Fair Market Value of the shares of Company Stock underlying such Option is less than or equal to the exercise price per share of such Option as of the effective date of the applicable Change in Control and the Option, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (i) of this subsection (c), then as of the effective date of any such Change in Control of the Company such Options will terminate as to such shares and the Optionees formerly holding such Options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) of this subsection (2), then as of the effective date of any such Change in Control of the Company such Options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Options on such date, and the Optionees formerly holding such Options will have no further rights with respect to such Options.

14.	AMENDMENT AND TERMINATION OF THE PLAN

a. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to the rules of any stock exchange or Nasdaq or similar regulatory body to which the Company is then subject at the time of the amendment and the Board determines that continued satisfaction of such requirements is necessary or desirable. No termination, suspension or amendment of the Plan may adversely affect any outstanding award without the consent of the affected Optionee; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 6(b), 12 and 13 of the Plan.

b. If any amendment to the Plan requires approval by the shareholders of the Company for continued applicability of Rule 16b-3 promulgated under the Exchange Act, or for initial or continued listing of the Common Stock or other securities of the Company upon any stock exchange or NASDAQ, then such amendment shall be approved by the holders of a majority of the Company’s common stock present in person or represented by proxy at the meeting during which shareholder approval of the amendment is sought.

15.	CONDITIONS UPON ISSUANCE OF SHARES

a. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of the NASD or any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

b. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Optionee may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws; and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Board or Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.	RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.	OPTION AGREEMENT

Options shall be evidenced by written option agreements in such form as the Board or Committee shall approve.

18.	INFORMATION TO OPTIONEES

The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

APPENDIX C

WIRELESS RONIN TECHNOLOGIES, INC.
FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND IN THE ABSENCE OF SUCH REGISTRATION MAY NOT BE SOLD OR TRANSFERRED UNLESS THE ISSUER OF THIS WARRANT HAS RECEIVED AN OPINION OF ITS COUNSEL, OR OF COUNSEL REASONABLY SATISFACTORY TO IT, THAT THE PROPOSED SALE OR TRANSFER WILL NOT VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW.

Certificate No. W-

Issue Date:

WARRANT TO PURCHASE COMMON STOCK

WIRELESS RONIN® TECHNOLOGIES, INC.

This is to certify that           (“Holder”) is entitled to purchase, subject to the provisions of this Warrant, from Wireless Ronin®Technologies, Inc., a Minnesota corporation, its successors and assigns (the “Company”), at any time on or after the Issue Date and for a period of Five years thereafter (the “Exercise Period”) up to           shares (the “Warrant Shares”) of the common stock, $.01 par value, of the Company (the “Common Stock”) for an exercise price of $      per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the exercise price to be paid for a share of Common Stock may be adjusted from time to time as herein set forth. The exercise price for the shares of Common Stock in effect at any time is hereinafter sometimes referred to as the “Exercise Price.”

Certain capitalized terms used herein are defined in paragraph 8.

1. Method of Exercise.  Subject to the provisions of this Warrant, this Warrant may only be exercised in whole or in part during the Exercise Period by (i) payment of the Exercise Price, and (ii) presentation and surrender of this Warrant to the Company with the Exercise Notice substantially in the form attached hereto as Exhibit A duly executed. Upon receipt by the Company of this Warrant and the Exercise Notice in proper form for exercise, the Holder shall be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall use its best efforts to issue the proper stock certificate within five (5) business days after receiving all required documentation. Such stock certificate shall bear such legends as the Company may deem necessary or appropriate. Notwithstanding the foregoing, this Warrant may not be exercised if, in the opinion of the Company’s legal counsel, approval of this Warrant by the shareholders of the Company is required to permit the Company’s securities to be listed on The Nasdaq Stock Market. In such event, the Company agrees to use reasonable commercial efforts to cause this warrant to be approved by its shareholders pursuant to applicable Nasdaq Marketplace Rules.

2. Payment of Taxes.  All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder.

3. Reservation of Shares.

(a) Number of Shares.  From and after the date hereof, the Company shall at all times reserve and keep available for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be sufficient to permit the exercise in full of this Warrant. All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and nonassessable.

(b) Authorizations, Exemptions and Registration.  (A) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or (B) if any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law (other than as provided elsewhere in this Warrant) before such shares may be so issued, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

4. Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current Market Price of a full share.

5. Exchange, Assignment or Loss of Warrant.

(a) Exchange.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants in identical form of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.

(b) Assignment.  This Warrant may not be assigned or transferred by the Holder without the consent of the Company. Any assignment shall be made by surrender of this Warrant to the Company with the Assignment Form substantially in the form attached hereto as Exhibit B duly executed. The Company shall, within ten days of receipt of the Warrant and Assignment Form and without charge, either, (i) consent to such assignment and execute and deliver a new Warrant in identical form in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled or (ii) notify the Holder that Company is withholding its consent to such assignment. The term “Warrant” as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged.

(c) Loss.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant if mutilated, the Company will execute and will deliver a new Warrant in identical form. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

6. Rights of the Holder.  The Holder, by virtue hereof, shall not be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

7. Exercise Price.  The initial Exercise Price for each Warrant Share will be $     . In order to prevent dilution of the exercise rights granted hereunder, the Exercise Price will be subject to adjustment from time to time pursuant to this paragraph 7.

(a) Adjustments for Other Dividends and Distributions.  In the event the Company at any time prior to the expiration of this Warrant makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Warrant been exercised for Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by the Holder as aforesaid during such period, subject to all other adjustments called for during such period under this paragraph 7 with respect to the rights of the Holder of this Warrant.

(b) Subdivision or Combination of Common Stock.  If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock for which this Warrant is exercisable shall immediately be proportionately increased and the Exercise Price proportionately decreased, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock for which this Warrant is exercisable shall immediately be proportionately decreased and the Exercise Price proportionately increased.

(c) Reorganization, Reclassification, Consolidation, Merger or Sale.  Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company’s assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change”. Prior to the consummation of any Organic Change, the Company will make appropriate provisions to insure that the Holder will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as the Holder would have received in connection with such Organic Change if the Holder had exercised this Warrant immediately prior to such Organic Change. In any such case, the Company will make appropriate provisions to insure that the provisions of this paragraph 7 will thereafter be applicable to this Warrant. The Company’s board of directors may, in its sole discretion, elect to cancel this Warrant effective upon the occurrence of an Organic Change. If the board of directors elects to cancel this Warrant, the rights of the Holder shall cease, except for the right to receive a cash payment equal to the amount of value of the consideration (in cash, securities or other property) that Holder would have been entitled to receive had Holder exercised this Warrant on or before the date of the Organic Change, less the Exercise Price then applicable.

8. Definitions.

“Common Stock” means, collectively, the Company’s Common Stock, $.01 par value, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

“Market Price” of any security means the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which “Market Price” is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the “Market Price” will be the fair value thereof determined by the Company’s board of directors.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

9. Notices.  Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Company, at its principal executive offices and (ii) to Holder, at Holder’s address as it appears in the stock records of the Company (unless otherwise indicated by Holder).

10. Applicable Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Wireless Ronin® Technologies, Inc. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and dated as of the date set forth above.

Holder:	Wireless Ronin® Technologies, Inc.

Name _ _	Name _ _

Signature _ _	Signature _ _

Its _ _	Its _ _

EXHIBIT A

EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of           Shares of Common Stock of Wireless Ronin® Technologies, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or property issuable upon such exercise) be issued in the name of and delivered to           whose address is           and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Dated: _ _	(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant, conditioned upon the consent of Wireless Ronin® Technologies, Inc. which must be obtained pursuant to paragraph 5(b) of this Warrant, hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

No. of Shares of
Name and Address of Assigns	Common Stock

and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, then new Warrants of like tenor and date shall be issued. The undersigned does hereby irrevocably constitute and appoint          attorney-in-fact to register such transfer on the books of Wireless Ronin® Technologies, Inc., maintained for the purpose, with full power of substitute in the premises.

Dated: _ _	(Name of Registered Owner)

(Signature of Registered Owner)

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	WIRELESS RONIN TECHNOLOGIES, INC.

SPECIAL MEETING OF SHAREHOLDERS
FEBRUARY 2, 2007, 1:00 P.M.
     The undersigned shareholder of Wireless Ronin Technologies, Inc., a Minnesota corporation, hereby acknowledges receipt of the notice of special meeting of shareholders and proxy statement, each dated December 26, 2006, and hereby appoints Jeffrey C. Mack and John A. Witham, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the special meeting of shareholders of Wireless Ronin Technologies, Inc. to be held at the offices of Briggs and Morgan, P.A., 2200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, on February 2, 2007, at 1:00 p.m. central time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of Wireless Ronin Technologies, Inc. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth hereon.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

		For	Against	Abstain
1.	To approve our 2006 Equity Incentive Plan.	☐	☐	☐

		For	Against	Abstain
2.	To approve our 2006 Non-Employee Director Stock Option Plan.	☐	☐	☐

		For	Against	Abstain
3.	To approve our issuance of warrants to purchase common stock to certain members of our management and a former member of our board of directors.	☐	☐	☐
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

+	+

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲
WIRELESS RONIN TECHNOLOGIES, INC.
14700 Martin Drive, Eden Prairie, Minnesota 55344
     Please sign exactly as name appears on this proxy.When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.